SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 26, 2001

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of November 1, 2001, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2001-S27)

                 Residential Funding Mortgage Securities I, Inc.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)



             DELAWARE                   333-59998              75-2006294
             --------                   ---------              ----------
   (State or Other Jurisdiction        (Commission          (I.R.S. Employer
         of Incorporation)             File Number)        Idenfication No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                                    55437
----------------------                                    -----
(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 832-7000


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                                                        -2-
Item 5. Other Events.

                  The consolidated financial statements of MBIA Inc. and Subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000; the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000; and the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2000 and December 31, 1999 and for each of the three years in the period ending December 31, 2000, are hereby incorporated by reference in this Current Report on Form 8-K and shall be deemed to be a part hereof.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


(a)     Financial Statements. Not applicable.
(b)     Pro Forma Financial Information.  Not applicable.

(c)     Exhibits





                  Item 601(a) of
                  Regulation S-K
  Exhibit No.    Exhibit No.            Description

  1              23               Consent of PricewaterhouseCoopers
                                  LLP, independent auditors of MBIA
                                  Insurance Corporation with respect to the Residential Funding Mortgage Securities
                                  I, Inc., Mortgage Pass-Through
                                  Certificates, Series 2001-S27.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.



                                     RESIDENTIAL FUNDING MORTGAGE
                                     SECURITIES I, INC.

                                     By: /s/ Randy Van Zee
                                     Name:   Randy Van Zee
                                     Title:  Vice President

Dated:November 26, 2001


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                                              EXHIBIT INDEX



              Item 601 (a) of           Sequentially
 Exhibit     Regulation S-K             Numbered
Number        Exhibit No.                Description               Page

1             23                     Accountants Consent             5


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                                    EXHIBIT 1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus Supplement of Residential Funding Mortgage Securities I, Inc., relating to Mortgage Pass-Through Certificates, Series 2001- S27, of our reports, dated February 2, 2001, each of which is included or incorporated by reference in MBIA Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000, relating to our audits of: the consolidated financial statements of MBIA Inc. and Subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000; the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000; and, the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000. We also consent to the reference to our firm under the caption "Experts."

                                         /s/ PricewaterhouseCoopers LLP
                                         --------------------------------
                                         PricewaterhouseCoopers LLP
Dated: November 26, 2001










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